UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549


                                   FORM 8-K


                           CURRENT REPORT PURSUANT
                        TO SECTION 13 OR 15(D) OF THE
                       SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported)        February 7, 2005
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                               CNB Bancorp, Inc
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            (Exact Name of Registrant as Specified in its Charter)


          New York                      17501                  14-1709485
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(State or Other Jurisdiction   (Commission File Number)       (IRS Employer
      of Incorporation)                                    Identification No.)


         12-24 North Main Street, Gloversville, New York         12078
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            (Address of Principal Executive Offices)          (Zip Code)


Registrant's Telephone Number, including Area Code       (518) 773-7911
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                                     N/A
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        (Former Name or Former Address, if Changed Since Last Report)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

     On February 4, 2005, the Registrant issued a press release containing financial information and accompanying discussion for the quarter and year-to-date ended December 31, 2004, and a press release dated February 7, 2005 containing the announcement of the quarterly dividend. Copies of these press releases are furnished as Exhibit 99A and Exhibit 99B to this report on Form 8-K.


Item 9.01 Financial Statements and Exhibits

          (a)  Not applicable.

          (b)  Not applicable.

          (c)  The following exhibits are included with this Report:

               Exhibit 99A         Press Release dated February 4, 2005

               Exhibit 99B         Press Release dated February 7, 2005




                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: February 7, 2005                     CNB Bancorp, Inc.


                                            /s/ George A. Morgan
                                            -------------------------
                                            George A. Morgan
                                            Executive Vice President
                                            & Chief Financial Officer

                            EXHIBIT INDEX


Exhibit Number                     Exhibit Description
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Exhibit 99A                        Press Release dated February 4, 2005

Exhibit 99B                        Press Release dated February 7, 2005

CNB Bancorp, Inc.                                                EXHIBIT 99A


                      OVER 110 YEARS OF BANKING SERVICE
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WILLIAM N. SMITH, PRESIDENT
GEORGE A. MORGAN, VICE PRESIDENT AND SECRETARY
MICHAEL J. FRANK, TREASURER
BRIAN R. SEELEY, AUDITOR


February 4, 2005                           For additional information, contact
                                           Michael Frank at 518-773-5155




                            FOR IMMEDIATE RELEASE

CNB BANCORP, INC. ANNOUNCES QUARTER AND YEAR-TO-DATE EARNINGS

GLOVERSVILLE, NY -- (BUSINESS WIRE) --

CNB Bancorp, Inc. (OTCBB:CNBI), parent of City National Bank and Trust Company, announced today that diluted earnings per share for the year ended December 31, 2004 increased 23.8%, to $2.03 per share, when compared to the year ended December 31, 2003. The Company reported diluted earnings per share of $1.64 for the year ended December 31, 2003. Diluted earnings per share for the quarter ended December 31, 2004 increased 59.3%, to $0.43 per share, when compared to the fourth quarter of 2003. The Company reported diluted earnings per share of $0.27 for the fourth quarter of 2003.

William N. Smith, Chairman of the Board and President of CNB Bancorp, Inc. commented, "We are pleased to report these results in a year that saw additional non-recurring costs associated with the Company implementing its plans to expand its market area by acquiring two branches from HSBC BANK USA on July 30, 2004. These branches are located in Amsterdam, New York and Speculator, New York. At the date of the acquisition these branches had deposits totaling approximately $41.7 million and loans, net of unearned discount, totaling approximately $6.0 million."

Net income for the year ended December 31, 2004 totaled $4,509,000 as compared to $3,653,000 for the year ended December 31, 2003. The Company's 2004 earnings were positively impacted as a result of an increase in net interest income of $1,086,000, additional net gains on sales and calls of securities available for sale of $386,000 and a reduction in the provision for loan losses of $790,000 as compared to the year ended December 31, 2003. An increase in other expenses of $711,000 negatively impacted earnings for the year ended December 31, 2004. This increase is primarily due to acquisition costs and additional operating expenses related to the two branches acquired from HSBC BANK USA. Net income for the quarter ended December 31, 2004 totaled $968,000 as compared to $590,000 for the corresponding period of 2004. The Company's net income for the fourth quarter of 2004 was positively impacted by an improvement in net interest income of $365,000 and a reduction of $560,000 in the provision for loan losses as compared to the fourth quarter of 2003. This was partially offset by the increase in other expenses of $282,000, partially related to the additional expenses incurred in operating the two branches acquired from HSBC BANK USA during the fourth quarter of 2004.

Mr. Smith said the higher results for the year ended December 31, 2004 were also impacted by an increase in the net interest margin, fully tax effected, from 3.77% for 2003 as compared to 3.95% for 2004. The net interest margin, fully tax effected, also increased from 3.81% for the fourth quarter of 2003 to 3.87% for the fourth quarter of 2004.

The Company's total assets were $421,920,000 at December 31, 2004, or 6.7% above the $395,556,000 at December 31, 2003. Loans outstanding at December 31, 2004 were $188,535,000, up 10.1% from $171,230,000 at December 31, 2003.
An increase in commercial lending and consumer installment lending and the acquisition of approximately $6.0 million in loans associated with the branch acquisitions were primarily responsible for this increase in the loan portfolio. Deposits at December 31, 2004 were $331,634,000, an increase of 7.6% from $308,247,000 at December 31, 2003. This increase primarily relates to the $41.7 million in deposits acquired with the branch acquisitions.

Stockholders' equity at December 31, 2004 was $40,021,000 as compared to $38,040,000 at December 31, 2003. This resulted in an equity to total assets ratio of 9.5% at December 31, 2004 compared to 9.6% at December 31, 2003, a ratio that is over twice the regulatory minimum guideline of 4.0%.

The Company further reported that its return on average assets for the year ended December 31, 2004 was 1.10%, compared with 0.92% for the year ended December 31, 2003, while its return on average equity was 11.47%, an increase from 9.66% in 2003.

CNB Bancorp, Inc. is a financial holding company with its principal office in Gloversville, New York. The Company operates two subsidiaries: City National Bank and Trust Company, which provides a full range of personal and commercial banking products as well as personal and business trust services; and Hathaway Insurance Agency, Inc., which provides general insurance services.




This news release may be deemed to include forward-looking statements, such as statements that relate to financial goals, business outlook and credit quality. Actual results could differ materially from those indicated by these statements. CNB Bancorp's 2003 Annual Report to Shareholders and 2003 and 2004 periodic reports to the SEC, including the section of the Annual Report of Form 10-K for the year ended December 31, 2003 captioned "Forward-Looking Information," contain additional information about factors that could affect actual results.


                     CITY NATIONAL BANK AND TRUST COMPANY
                  P.O. BOX 873, GLOVERSVILLE, NEW YORK 12078
                   PHONE (518) 773-7911  FAX (518) 725-2730

CNB Bancorp, Inc.                                                EXHIBIT 99B


                      OVER 110 YEARS OF BANKING SERVICE
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WILLIAM N. SMITH, PRESIDENT
GEORGE A. MORGAN, VICE PRESIDENT AND SECRETARY
MICHAEL J. FRANK, TREASURER
BRIAN R. SEELEY, AUDITOR


February 7, 2005                           For additional information, contact
                                           Michael J. Frank at 518-773-5155




                            FOR IMMEDIATE RELEASE

CNB BANCORP, INC. ANNOUNCES INCREASE IN QUARTERLY DIVIDEND

GLOVERSVILLE, NY -- (BUSINESS WIRE) --

At a meeting of the Board of Directors held on January 31, 2005, a cash dividend of $.21 per share was declared. The dividend will be paid February 22, 2005 to shareholders of record as of February 14, 2005. The quarterly dividend of $.21 per share represents an increase of 5.0% compared to the first quarter of 2004 and marks the thirty-ninth consecutive year that the dividend has been increased.

CNB Bancorp, Inc. is a financial holding company with its principal office in Gloversville, New York. The company operates two subsidiaries: City National Bank and Trust Company, which provides a full range of personal and commercial banking products as well as personal and business trust services; and Hathaway Insurance Agency, Inc., which provides general insurance services.




This news release may be deemed to include forward-looking statements, such as statements that relate to financial goals, business outlook and credit quality. Actual results could differ materially from those indicated by these statements. CNB Bancorp's 2003 Annual Report to Shareholders and 2003 and 2004 periodic reports to the SEC, including the section of the Annual Report of Form 10-K for the year ended December 31, 2003 captioned "Forward-Looking Information," contain additional information about factors that could affect actual results.


                     CITY NATIONAL BANK AND TRUST COMPANY
                  P.O. BOX 873, GLOVERSVILLE, NEW YORK 12078
                   PHONE (518) 773-7911  FAX (518) 725-2730